UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 21, 2006

CIT Funding Company, LLC

(Exact name of registrant as specified in its charter)

Delaware	000-30501	22-3634034

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1 CIT Drive Livingston, New Jersey	07039
____________________________________________________________	______________________________
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (973) 740-5000

(Former name or former address, if changed since last report.)

Item 8.01        Other Events.

CIT Funding Company, LLC (the “Registrant”) has registered $4,000,000,000 in receivable-backed notes (the “Notes”) on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (File No. 333-122288) (as so amended).

This Current Report on Form 8-K is being filed to file the Statement of Eligibility and Qualification under the Trust Indenture Act of 1939, as amended, on Form T-1 (attached hereto as Exhibit 25), of Deutsche Bank Trust Company Americas, which will as the indenture trustee in connection with the issuance of a series the Notes.

Item 9.01	Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits

The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.
Exhibit No.	Description
25	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939, as amended, of Deutsche Bank Trust Company Americas, as indenture trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT Funding Company, LLC______________ (Registrant)
Date: November 21, 2006

By: /s/ Mark A. Carlson
(Signature)

Name: Mark A. Carlson
Title: Senior Vice President